                                  Exhibit 99.2

             Series 1998-1 Monthly Certificateholders' Statement
                         for the month of October 1998

                                                                 Series 1998-1


                     Monthly Certificateholder's Statement
                      Younkers Master Trust Series 1995-1
               Proffitt's Credit Card Master Trust Series 1998-1

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Proffitt's Credit Corporation as Transferor, Saks
Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to Series 1998-1 is set forth below:


    Date of the Certificate                                  November 10, 1998
    Monthly Period ending:                                    October 31, 1998
    Determination Date                                       November 10, 1998
    Distribution Date                                        November 16, 1998

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                                                        General
---------------------------------------------------------------------------------------------------------------------
201 Amortization Period                                                                       No            201
202 Early Amortization Period                                                                 No            202
203 Class A Investor Amount paid in full                                                      No            203
204 Class B Investor Amount paid in full                                                      No            204
205 Class C Investor Amount paid in full                                                      No            205
206 Saks Incorporated is the Servicer                                                         Yes           206

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                                                   Investor Amount
-------------------------------------------------------------------------------------------------------------------
                                                                                        as of the end of
                                                        as of the end of prior            the relevant
                                                           Monthly Period                Monthly Period
                                                        ----------------------         ------------------
207 Series 1998-1 Investor Amount                       $       91,500,000    207(a)   $       91,500,000   207(b)
208    Class A Investor Amount                          $       67,000,000    208(a)   $       67,000,000   208(b)
209    Class B Investor Amount                          $        8,000,000    209(a)   $        8,000,000   209(b)
210    Class C Investor Amount                          $       16,500,000    210(a)   $       16,500,000   210(b)

211 Series 1998-1 Adjusted Investor Amount              $       91,500,000    211(a)   $       91,500,000   211(b)
212 Series 1998-1 Investor Amount                       $       91,500,000    212(a)   $       91,500,000   212(b)
213    Principal Account Balance                        $                -    213(a)   $                -   213(b)

214    Class A Certificate Rate                                                                 6.43%       214
215    Class B Certificate Rate                                                                 6.61%       215
216    Class C Certificate Rate                                                                 0.00%       216
217 Weighted average interest rate for Series 1998-1                                            5.29%       217

                                                                                        as of the end of
                                                        as of the end of prior            the relevant
                                                           Monthly Period                Monthly Period
                                                        ----------------------         ------------------
218 Series 1998-1 Investor Percentage with respect
      to Finance Charge Receivables                            13.68%         218(a)           13.10%       218(b)
219    Class A                                                 10.01%         219(a)            9.59%       219(b)
220    Class B                                                  1.20%         220(a)            1.14%       220(b)
221    Class C                                                  2.47%         221(a)            2.36%       221(b)

222 Series 1998-1 Investor Percentage with respect
      to Principal                                             13.68%         222(a)           13.10%       222(b)
223    Class A                                                 10.01%         223(a)            9.59%       223(b)
224    Class B                                                  1.20%         224(a)            1.14%       224(b)
225    Class C                                                  2.47%         225(a)            2.36%       225(b)

226 Series 1998-1 Investor Percentage with respect
      to Default Amounts                                       13.68%         226(a)           13.10%       226(b)
227    Class A                                                 10.01%         227(a)            9.59%       227(b)
228    Class B                                                  1.20%         228(a)            1.14%       228(b)
229    Class C                                                  2.47%         229(a)            2.36%       229(b)

                                                                                                                         Page 1 of 4
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
                                                                                                                       Series 1998-1
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                                               Series 1998-1 Investor Distributions
---------------------------------------------------------------------------------------------------------------------
230 The sum of the daily allocations of collections of
     Principal Receivables for the relevant Monthly Period                             $                -   230
231    Class A distribution of collections of Principal Receivables per $1,000
         of original principal amount                                                  $                -   231
232    Class B distribution of collections of Principal Receivables per $1,000
         of original principal amount                                                  $                -   232
233    Class C distribution of collections of Principal Receivables per $1,000
         of original principal amount                                                  $                -   233
234    Class A distribution attributable to interest per $1,000 of original
         principal amount                                                              $              5.36  234
235    Class B distribution attributable to interest per $1,000 of original
         principal amount                                                              $              5.51  235
236    Class C distribution attributable to interest per $1,000 of original
         principal amount                                                              $                 -  236
237 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000
     of original principal amount                                                      $              1.67  237

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                                              Collections Allocated to Series 1998-1
---------------------------------------------------------------------------------------------------------------------

    Allocations of Finance Charge Collections
    -----------------------------------------
238    Investor allocation of Finance Charge Collections during the
         Collection Period pursuant to Section 4.4                                     $        2,026,553   238
239    Investment earnings during Collection Period of Series Accounts to
         be treated as investor Finance Charge Collections:                            $                -   239
240       (a) Collection Account                                                       $                -   240
241       (b) Reserve Account                                                          $                -   241
242       (c) Principal Account                                                        $                -   242
243    Monthly Finance Charge Allocation prior to allocation of Shared
         Finance Charge Collections (line 238 + line 239)                              $        2,026,553   243
244    "Reserve Draw Amount" for the Distribution Date (pursuant to Section
         4.9 (b))                                                                      $                -   244
245    "Reserve Account Surplus" for the Distribution Date (pursuant to
         Section 4.9(c))                                                               $                -   245
246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                $                -   246

247 Total allocations of Finance Charge Collections during the Relevant
     Monthly Period (sum of line 243, line 244, line 245 and line 246)                 $        2,026,553   247

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                                             Application of Finance Charge Collections
---------------------------------------------------------------------------------------------------------------------

248 Shared Finance Charge Collections allocated to Series 1998-1 to cover
     the Total Deficiency Amount pursuant to Section 4.6                               $                -   248
249 Class A Monthly Interest plus the amount of any previous month's
     Class A Interest Shortfall plus any Class A Additional Interest
     (Section 4.6 (a))                                                                 $          359,008   249
250 Class B Monthly Interest plus the amount of any previous month's
     Class B Interest Shortfall plus any Class B Additional Interest
     (Section 4.6 (a))                                                                 $           44,067   250
251 Investor Monthly Servicing Fee due for the relevant Monthly Period
     (Section 4.6 (c))                                                                 $          152,500   251

252 Investor Monthly Servicing Fee due but not distributed to the Servicer
     for prior Monthly Periods (Section 4.6 (c))                                       $                -   252

253 Investor Default Amount (Section 4.6 (d))                                          $          304,864   253

254 Unpaid Deposit Obligation (Section 4.6 (e))                                        $                -   254

255 Aggregate amount of Class A Investor Charge-Offs which have not
     been previously reimbursed (Section 4.6 (f))                                      $                -   255


                                                                                                                         Page 2 of 4

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
                                                                                                                       Series 1998-1

256 An amount equal to any unreimbursed reductions of the Class B
     Investor Amount, if any, due to (i) Reallocated Principal
     Collections and (ii) Class B Investor Charge-Offs (Section 4.6(f))                $                -   256
257 An amount equal to any unreimbursed reductions of the Class C
     Investor Amount, if any, due to (i) Reallocated Principal
     Collections and (ii) Class C Investor Charge-Offs (Section 4.6(f))                $                -   257
258 Excess, if any, of the Required Reserve Account Amount over the
     amount on deposit in the Reserve Account (Section 4.6 (g))                        $                -   258
259 Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C Investor Amount held by Persons other
     than the Servicer or its Affiliates (Section 4.6 (h))                             $                -   259
260 Excess Spread                                                                      $        1,166,114   260
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                                   Determination of Monthly Principal
---------------------------------------------------------------------------------------------------------------------
    During the Accumulation Period
    ------------------------------
261  Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
      to the inclusion of amounts in line 262 below                                    $                -   261
262  Amounts included in calculation of Excess Spread to be included
      in Collections of Principal Receivables (Section 4.6 (d), (e), (f))              $                -   262
263  Monthly Total Principal Allocation (Section 4.4 (b)(ii))                          $                -   263

264 Controlled Deposit Amount                                                          $                -   264
265  Controlled Deposit Amount for the relevant Monthly Period
      during the Accumulation Period                                                   $                -   265
266  Deficit Controlled Deposit Amount for the preceding Monthly Period                $                -   266
267 Excess of the Monthly Total Principal Allocation over the Controlled
     Deposit Amount to be paid to the holder of the Exchangeable
     Transferor Certificate                                                            $                -   267

268 Deficit Controlled Deposit Amount for the relevant Monthly Period                  $                -   268

269 Total amount deposited to the Principal Account                                    $                -   269

    During the Rapid Amortization Period
    ------------------------------------
270  Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior
      to the inclusion of amounts in line 271 below                                    $                -   270
271  Amounts included in calculation of Excess Spread to be included
      in Collections of Principal Receivables (Section 4.6 (d), (e), (f)               $                -   271
272  Monthly Total Principal Allocation (Section 4.4 (b)(ii))                          $                -   272

273 Lesser of the Monthly Total Principal Allocation and the Adjusted
     Investor Amount (Section 4.4 (c)(ii))                                             $                -   273

274 Shared Principal Collections allocable to the Series 1998-1
     Certificate (to the extent the Adjusted Investor exceeds the balance
     of the Principal Account after giving effect to Line 273)                         $                -   274

275 Total amount deposited to the Principal Account                                    $                -   275

276 Principal Account balance after deposit to Principal Account for
     relevant Monthly Period                                                           $                -   276
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                                     Reallocated Principal Collections
---------------------------------------------------------------------------------------------------------------------
277 Reallocated Principal Collections                                                  $                -   277
278   Class C Reallocated Amount (to the extent needed to fund excess
       of Total Deficiency Amount over Investor Default Amount)                        $                -   278
279   Class B Reallocated Amount (to the extent needed to fund excess
       of Total Deficiency Amount over Investor Default Amount)                        $                -   279

                                                                                                                         Page 3 of 4

                                                                                                                       Series 1998-1

---------------------------------------------------------------------------------------------------------------------
                                         Total Deficiency Amount and Investor Charge-Offs
---------------------------------------------------------------------------------------------------------------------
280 Monthly Finance Charge Allocation prior to allocation
     of Shared Finance Charge Collections                                              $        2,026,553   280

281 Total Monthly Payment                                                              $          860,439   281
282    Class A Certificate Interest                                                    $          359,008   282
283    Class B Certificate Interest                                                    $           44,067   283
284    Investor Monthly Servicing Fee                                                  $          152,500   284
285    Investor Default Amount                                                         $          304,864   285
286    Unpaid Deposit Obligation                                                       $                -   286

287 Total Deficiency Amount prior to allocation of Shared Finance
     Charge Collections (excess of line 281 over line 280)                             $                -   287

288 Allocation of Shared Finance Charge Collections to Series 1998-1
     during the Relevant Monthly Period                                                $                -   288
289    Total Deficiency Amount ("Shortfall") (Section 4.6)                             $                -   289

290 Investor Charge-Offs                                                               $                -   290
291    Class C Investor Charge-Offs                                                    $                -   291
292    Class B Investor Charge-Offs                                                    $                -   292
293    Class A Investor Charge-Offs                                                    $                -   293

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                                                   Reduction of Investor Amounts
-----------------------------------------------------------------------------------------------------------------------------------
    Class A
    -------
294    Aggregate amount of Class A Investor Charge-Offs over Class A
         Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                   $                -   294

    Class B
    -------
295    Aggregate amount of Class B Investor Charge-Offs over Class B
         Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                   $                -   295
296    Aggregate amount of Class B Reallocated Amounts over Class B
         Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or
         allocated to the Class C Investor Amount pursuant to Section 4.11             $                -   296

    Class C
    -------
297    Aggregate amount of Class C Investor Charge-Offs over Class C
         Investor Charge-offs reimbursed pursuant to Section 4.6 (f)                   $                -   297
298    Aggregate amount of Class C Reallocated Amounts over Class C
         Reallocated Amounts reimbursed pursuant to subsection 4.6 (f)                 $                -   298

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                                                           Pool Factors
-----------------------------------------------------------------------------------------------------------------------------------

299 Class A Pool Factor                                                                         100.00%     299
300 Class B Pool Factor                                                                         100.00%     300
301 Class C Pool Factor                                                                         100.00%     301

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                                                          Reserve Account
-----------------------------------------------------------------------------------------------------------------------------------

302 Required Reserve Account Amount (if applicable)                                              N/A        302
303 Reserve Account Reinvestment Rate (if applicable)                                            N/A        303
304 Reserve Account balance                                                            $                -   304

    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    November, 1998.

    Saks Incorporated, as Servicer

    By /s/ James S. Scully
       --------------------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer
                                                                                                       Page 4 of 4

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